Exhibit 10.1

MATTRESS DISCOUNTERS CORPORATION

PURCHASE AGREEMENT

THIS AGREEMENT is made as of April 2, 2003, by and among Sealy Mattress Company, an Ohio corporation (the “Lender”), Mattress Holding International, LLC (“MHI”), Mattress Holding Corporation (the “Purchaser”), and Mattress Discounters Corporation (the “Borrower”). The Lender is the Lender under the Credit Agreement, dated as of March 14, 2003 (the “Credit Agreement”), among the Purchaser, Mattress Discounters Corporation East (“Parent”), the Borrower, and the Lender. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Credit Agreement.

The parties hereto agree as follows:

Section 1. Purchase and Sale.

1A. Purchase.

(i) Credit Agreement. On the terms and subject to the conditions set forth in this Agreement, (i) the Lender hereby agrees to sell and assign to the Purchaser the Lender’s entire interest (the “Interest”) in and to the Lender’s rights and obligations under the Credit Agreement and the other Credit Documents, and (ii) the Purchaser agrees to purchase and assume such rights and obligations.

(ii) Parent Common Stock. The Lender hereby agrees to transfer, prior to the date of the Closing (as defined below), the Lender’s right to receive the shares of common stock, par value $0.01 per share, of Parent (the “Shares”) pursuant to the Lender’s rights as an unsecured creditor under the First Amended Joint Chapter 11 Plan of Reorganization of the Parent and the Borrrower, dated January 8, 2003, as confirmed by the United States Bankruptcy Court for the District of Maryland (Greenbelt Division) pursuant to an order dated March 4, 2003, to a newly formed Delaware corporation (“Newco”), all of the capital stock of which shall be owned by the Lender, and Newco shall have no other assets or liabilities other than such right to receive the Shares. On the terms and subject to the conditions set forth in this Agreement, (i) the Lender hereby agrees to sell and assign to the Purchaser all of the capital stock of Newco (the “Newco Stock”) and (ii) the Purchaser agrees to purchase the Newco Stock.

(iii) MDH Units. MHI hereby agrees to transfer to the Lender, on or prior to the date of the Closing, all of MHI’s 2,250 Class A Common Units (the “Units”) of Mattress Discounters Holding L.L.C. (“MDH”). On the terms and subject to the conditions set forth in this Agreement, (i) the Lender hereby agrees to sell and assign to the Purchaser the Units and (ii) the Purchaser agrees to purchase the Units.

1B. The Closing. The closing of the purchase and sale of the Interest, the Newco Stock and the Units (the “Closing”) shall take place at the offices of Kirkland & Ellis, 153 East

53rd Street, New York, NY 10022, on the date specified in the notice described in Section 2C, or at such other place or on such other date as may be mutually agreeable to the Lender and the Purchaser. At the Closing, the Lender shall deliver to the Purchaser the documents described in Section 2D against payment of the purchase price for the Interest, the Newco Stock and the Units by wire transfer of immediately available funds to the Lender’s account specified in writing to the Purchaser, and delivery of the documents described in Section 3C. The aggregate purchase price for the Interest, the Newco Stock and the Units shall be the sum of $13,529,480 and $2,568.18 per day for each day from and including March 15, 2003 to but excluding the date of the Closing (collectively, the “Purchase Price”).

1C. Borrower Consent. The Borrower hereby consents to the purchase and sale of the Interest and the consummation of the transactions set forth in this Agreement, and agrees to execute and deliver the Interest Assignment (as defined in Section 2D(i)) at the Closing, and to do such other things and execute such other documents as the Purchaser or the Lender reasonably requests in connection with the transactions contemplated hereby. The Borrower acknowledges and agrees that, except as set forth in this Agreement (and in the Interest Assignment), the Credit Agreement and other Credit Documents, and the Credit Obligations of the Borrower, Parent and other parties thereunder, shall remain in full force and effect after the consummation of the Closing and the execution and delivery of the Interest Assignment.

Section 2. Conditions of the Purchaser’s Obligation at the Closing. The obligation of the Purchaser to purchase and pay for the Interest, the Newco Stock and the Units at the Closing is subject to the satisfaction as of the Closing of the following conditions:

2A. Representations and Warranties; Covenants. The representations and warranties contained in Section 4 and Section 5 shall be true and correct at and as of the Closing as though then made, and the Lender and MHI shall have performed in all material respects all of the covenants required to be performed by them hereunder prior to the Closing.

2B. Amendment of Credit Agreement. From March 31, 2003 through the Closing, none of the Credit Documents shall have been amended or modified, and no provision thereof shall have been waived by any party thereto, without the prior written consent of the Purchaser.

2C. Sale of SCC Holdings Capital Stock. The Purchaser, prior to May 31, 2003, shall have sold all of the Capital Stock of SCC Holdings held by the Purchaser as part of a Canadian public offering and received the cash proceeds therefrom (the “Sale”). The Purchaser shall deliver to the Lender, at least five business days prior to the closing of the Sale, a notice stating the expected closing date for the Sale. The date for the Closing hereunder shall be the date of the closing of the Sale and shall occur after the closing of the Sale.

2D. Closing Documents. The Lender shall have delivered to the Purchaser all of the following documents:

(i) a duly executed and delivered Assignment and Acceptance Agreement, in the form attached hereto as Exhibit A, with such modifications as the Purchaser and the Lender reasonably agree to make (the “Interest Assignment”);

(ii) the stock certificates representing the shares of Newco Stock, endorsed in blank or accompanied by duly executed assignment documents;

(iii) evidence satisfactory to the Purchaser that MHI has transferred the Units to the Lender;

(iv) a duly executed and delivered Assignment and Acceptance Agreement, in the form attached hereto as Exhibit B, with such modifications as the Purchaser and the Lender reasonably agree to make (the “Unit Assignment”);

(v) the Interest Assignment duly executed and delivered by the Borrower;

(vi) all Notes and other Credit Documents

(vii) a fairness opinion (the “Fairness Opinion”) from the Lender’s financial advisor that the transactions contemplated in this Agreement are on terms not materially less favorable than those that might reasonably have been obtained in a comparable transaction at the date of this Agreement on an arm’s-length basis from a person that is not an affiliate of the Lender; and

(viii) such other documents relating to the transactions contemplated by this Agreement as the Purchaser may reasonably request.

2E. Waiver. Any condition specified in this Section 2 may be waived if consented to in writing by the Purchaser.

2F. Compliance with Applicable Laws. The purchase of the Interest, the Newco Stock and the Units by the Purchaser hereunder shall not be prohibited by any applicable law or governmental rule or regulation and shall not subject the Purchaser to any penalty, liability or, in the Purchaser’s reasonable judgment, other onerous condition under or pursuant to any applicable law or governmental rule or regulation, and the purchase of the Interest, the Newco Stock and the Units by the Purchaser hereunder shall be permitted by laws, rules and regulations of the jurisdictions and governmental authorities and agencies to which the Purchaser is subject.

Section 3. Conditions of the Lender’s Obligations at the Closing. The obligation of the Lender to sell and assign the Interest, the Newco Stock and the Units to the Purchaser at the Closing is subject to the satisfaction as of the Closing of the following conditions:

3A. Representations and Warranties; Covenants. The representations and warranties contained in Section 6 shall be true and correct at and as of the Closing as though then made, and the Purchaser shall have performed in all material respects all of the covenants required to be performed by it hereunder prior to the Closing.

3B. Purchase Price. The Purchaser shall have paid to the Lender the Purchase Price.

3C. Closing Documents. The Purchaser shall have delivered to the Lender all of the following documents:

(i) the Interest Assignment, duly executed and delivered by the Purchaser;

(ii) the Unit Assignment, duly executed and delivered by the Purchaser; and

(iii) such other documents relating to the transactions contemplated by this Agreement as the Lender may reasonably request.

3D. Waiver. Any condition specified in this Section 3 may be waived if consented to in writing by the Lender.

3E. Compliance with Applicable Laws. The sale of the Interest, the Newco Stock and the Units by the Lender hereunder shall not be prohibited by any applicable law or governmental rule or regulation and shall not subject the Lender to any penalty, liability or, in the Lender’s reasonable judgment, other onerous condition under or pursuant to any applicable law or governmental rule or regulation, and the sale of the Interest, the Newco Stock and the Units by the Lender hereunder shall be permitted by laws, rules and regulations of the jurisdictions and governmental authorities and agencies to which the Lender is subject.

3F. Fairness Opinion. The Lender shall have received the Fairness Opinion.

Section 4. Representations and Warranties of the Lender. As a material inducement to the Purchaser to enter into this Agreement and purchase the Interest and the Newco Stock hereunder, the Lender hereby represents and warrants that:

4A. Organization. Each of the Lender and Newco is duly organized, validly existing and in good standing under the laws of the state of its formation.

4B. Authorization; No Breach. The execution, delivery and performance of this Agreement, and all other agreements and instruments contemplated hereby to which the Lender is a party, have been duly authorized by the Lender. This Agreement and all other agreements and instruments contemplated hereby to which the Lender is a party each constitutes a valid and binding obligation of the Lender, enforceable in accordance with its terms.

4C. Credit Documents. The Lender has delivered to the Purchaser true, correct and complete copies of each Credit Document, the Senior Intercreditor Agreement and the Junior Intercreditor Agreement; the Lender has performed all obligations required to be performed by it thereunder and is not in default under or in breach of nor in receipt of any claim of default or breach under any Credit Document, the Senior Intercreditor Agreement or the Junior Intercreditor Agreement; no event has occurred which with the passage of time or the giving of notice or both would result in a default, breach or event of noncompliance by the Lender under any Credit Document, the Senior Intercreditor Agreement or the Junior Intercreditor Agreement; the Lender has no present expectation or intention of not fully performing all such obligations; and the

Lender has no knowledge of any breach or anticipated breach by the other parties to any Credit Document, the Senior Intercreditor Agreement or the Junior Intercreditor Agreement.

4D. Brokerage. There are no claims for brokerage commissions, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Lender. The Lender shall pay, and hold the Purchaser harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any such claim.

4E. Governmental Consent, etc. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Lender of this Agreement or the other agreements contemplated hereby, or the consummation by the Lender of any other transactions contemplated hereby or thereby.

4F. Newco Stock. The Lender holds of record and owns beneficially the shares of Newco Stock, free and clear of any restrictions on transfer (other than any restrictions under the Securities Act of 1933, as amended, and state securities laws), taxes of any kind, Lien, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. Except for Newco’s right to receive the Shares, Newco does not directly or indirectly own any equity, membership, partnership or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity, membership, partnership or similar interest in, any Person. Newco has the right to receive the Shares, free and clear of all Liens. Except for such right, Newco does not own any assets. Newco does not have and is not bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase, sale, return, redemption or issuance of any shares of its capital stock or any other equity securities of Newco or any securities representing the right to purchase or otherwise receive any of its equity securities. Neither the Lender nor Newco is a party to any option, warrant, purchase right, or other contract or commitment that could require the Lender or Newco to sell, transfer, or otherwise dispose of any capital stock of Parent (other than this Agreement). Neither the Lender nor Newco is a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of Parent.

Section 5. Representations and Warranties of MHI. As a material inducement to the Purchaser to enter into this Agreement and purchase the Units hereunder, MHI and the Lender hereby jointly and severally represent and warrant that:

5A. Organization. MHI is duly organized, validly existing and in good standing under the laws of the state of its formation.

5B. Authorization; No Breach. The execution, delivery and performance of this Agreement, and all other agreements and instruments contemplated hereby to which MHI is a party, have been duly authorized by MHI. This Agreement and all other agreements and instruments contemplated hereby to which MHI is a party each constitutes a valid and binding obligation of MHI, enforceable in accordance with its terms.

5C. Brokerage. There are no claims for brokerage commissions, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon MHI. MHI shall pay, and hold the Purchaser harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any such claim.

5D. Governmental Consent, etc. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by MHI of this Agreement or the other agreements contemplated hereby, or the consummation by MHI of any other transactions contemplated hereby or thereby.

5E. Units. MHI holds of record and owns beneficially, and immediately prior to the Closing the Lender shall hold of record and own beneficially, the Units, free and clear of any restrictions on transfer (other than any restrictions under (i) the Securities Act of 1933, as amended, and state securities laws, (ii) the Second Amended and Restated Limited Liability Company Agreement of MDH, dated as of November 19, 2002, and (iii) the Securityholders Agreement of MDH, dated as of August 6, 1999, as amended (the “Securityholders Agreement”)), taxes of any kind, Lien, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. Neither MHI nor the Lender is a party to any option, warrant, purchase right, or other contract or commitment that could require MHI or the Lender to sell, transfer, or otherwise dispose of any securities of MDH (other than this Agreement and the Securityholders Agreement). Neither MHI nor the Lender is a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any securities of MDH (other than the Securityholders Agreement).

Section 6. Representations and Warranties of the Purchaser. As a material inducement to the Lender and MHI to enter into this Agreement and sell the Interest, the Newco Stock and the Units hereunder, the Purchaser hereby represents and warrants that:

6A. Organization. It is duly organized, validly existing and in good standing under the laws of the state of its formation.

6B. Authorization; No Breach. The execution, delivery and performance of this Agreement, and all other agreements and instruments contemplated hereby to which it is a party, have been duly authorized by the Purchaser. This Agreement and all other agreements and instruments contemplated hereby to which the Purchaser is a party each constitutes a valid and binding obligation of the Purchaser, enforceable in accordance with its terms.

6C. Brokerage. There are no claims for brokerage commissions, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Purchaser. The Purchaser shall pay, and hold the Lender and MHI harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any such claim.

6D. Governmental Consent, etc. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Purchaser of this Agreement or the other agreements contemplated hereby, or the consummation by the Purchaser of any other transactions contemplated hereby or thereby.

Section 7. Miscellaneous.

7A. Expenses. Each of the Purchaser, MHI, the Lender and the Borrower shall pay its own costs and expenses arising in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated by this Agreement.

7B. Consent to Amendments. This Agreement may be amended, supplemented or modified only with the prior written consent of the Purchaser, MHI and the Lender; provided that if any such amendment or modification would materially and adversely affect the Borrower, then it shall also require the written consent of the Borrower. No course of dealing or delay in exercising any rights hereunder shall operate as a waiver of any rights of any party hereto.

7C. Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by a party or on its behalf.

7D. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

7E. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

7F. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

7G. Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation.

7H. Release of Liens. To the extent that the Credit Documents create any Lien on the Capital Stock of SCC Holdings held by the Purchaser or on the SCC Holdings Acquisition Loans or on any other loans, notes or securities of SCC Holdings held by the Purchaser, the Lender hereby releases such Liens. Upon the Closing, the Lender shall terminate any guarantees of, Security Agreement, or other credit support provided by, the Purchaser, and shall take the steps necessary to release any and all security interests against the Purchaser, including but not limited to terminating the Holdings Guarantee and Collateral Agreement and any other Security Agreement of the Purchaser, and returning any possessory collateral of the Purchaser thereunder and terminating any financing statements against the Purchaser.

7I. Further Assurances. The Lender and MHI shall, promptly upon the request of the Purchaser from time to time, execute, acknowledge and deliver, and file and record, all such instruments, and take all such action, as the Purchaser deems reasonably necessary or advisable to carry out the intent and purpose of this Agreement. The Lender shall use all commercially reasonable efforts to obtain the Fairness Opinion on or prior to the Closing.

7J. Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York shall control the interpretation and construction of this Agreement (and all schedules and exhibits hereto), even though under that jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

7K. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent at the address indicated below:

If to the Purchaser, to:

Mattress Holding Corporation

111 Huntington Avenue

Boston, Massachusetts 02199

Attention: Josh Bekenstein

Telecopy: (617) 516-2010

Telephone: (617) 516-2000

With a copy, which shall not constitute notice, to:

Kirkland & Ellis

Citigroup Center

153 East 53rd Street

New York, New York 10022-4611

Attention: Lance C. Balk, Esq.

Telecopy: (212) 446-4900

Telephone: (212) 446-4800

If to the Lender or MHI, to:

c/o Sealy Mattress Company

One Office Parkway

Trinity, NC 27370

Attention: David McIlquham, Chief Executive Officer and Ken Walker, General Counsel

Telecopy: (336) 861-3786

Telephone: (336) 861-3588

With a copy, which shall not constitute notice, to:

Womble Carlyle Sandridge & Rice, PLLC

One West Fourth Street

Winston-Salem, NC 27101

Attention: William B. Sullivan, Esq.

Telecopy: (336) 733-8365

Telephone: (336) 721-3600

If to the Borrower, to:

Mattress Discounters Corporation

9822 Fallard Court

Upper Marlboro, Maryland 20772

Attention: Chief Financial Officer

Telecopy: (301) 856-0380

Telephone: (301) 856-6755

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

7L. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

* * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

PURCHASER:

MATTRESS HOLDING CORPORATION

By	/s/ STEVE BARNES
Its	President

LENDER: SEALY MATTRESS COMPANY		MHI: MATTRESS HOLDING INTERNATIONAL, LLC

By	/s/ JAMES B. HIRSHORN	By	/s/ KENNETH L. WALKER
Its	Corporate Vice President & CFO	Its	Secretary

BORROWER:

MATTRESS DISCOUNTERS CORPORATION

By	/s/ RICK FRIER
Its	Chief Financial Officer

S-1

EXHIBIT A

ASSIGNMENT AND ACCEPTANCE

Reference is made to the Credit Agreement, dated as of March 14, 2003 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Mattress Holding Corporation (“Assignee”), Mattress Discounters Corporation East (the “Parent”), Mattress Discounters Corporation (the “Borrower”), and Sealy Mattress Company (“Assignor”). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

Assignor and Assignee agree as follows:

1. Assignor hereby irrevocably sells and assigns to Assignee without recourse to Assignor, and Assignee hereby irrevocably purchases and assumes from Assignor without recourse to Assignor, as of the Effective Date (as defined below), all of Assignor’s interest (the “Assigned Interest”) in and to Assignor’s rights and obligations under the Credit Agreement (and under the other Credit Documents and the Senior Intercreditor Agreement and the Junior Intercreditor Agreement), in a principal amount for the Assigned Interest as set forth on Schedule 1 hereto, and such Assigned Interest represents all of Assignor’s rights and obligations under the Credit Agreement (and under the other Credit Documents and the Senior Intercreditor Agreement and the Junior Intercreditor Agreement).

2. Assignor (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto, other than that Assignor has not created any adverse claim upon the Assigned Interest and that such interest is free and clear of any such adverse claim and (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Holdings, the Parent, the Borrower or any of its Subsidiaries or any other obligor or the performance or observance by Holdings, the Parent, the Borrower or any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Credit Document or any other instrument or document furnished pursuant hereto or thereto.

3. Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent available audited and unaudited financial statements delivered pursuant thereto and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon Assignor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; and (d) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as Lender.

4. The effective date of this Assignment and Acceptance shall be the Effective Date of Assignment described in Schedule 1 hereto (the “Effective Date”).

5. Upon such acceptance and recording, from and after the Effective Date, the Borrower shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to Assignee. Assignor shall immediately pay to Assignee any and all amounts received by it from or on behalf of the Borrower on or after the Effective Date.

6. From and after the Effective Date, (a) Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of the Lender thereunder and under the other Credit Documents and the Senior Intercreditor Agreement and the Junior Intercreditor Agreement and shall be bound by the provisions thereof, and (b) Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement. Assignor shall deliver to Assignee any and all Notes.

7. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the Effective Date by their respective duly authorized officers on Schedule 1 hereto.

Schedule 1

to Assignment and Acceptance

Names of Assignor: Sealy Mattress Company

Name of Assignee: Mattress Holding Corporation

Effective Date of Assignment:             , 20031

Assignor	Amount Assigned	Purchase Price
Sealy Mattress Company	$12,929,478.87	$

MATTRESS HOLDING CORPORATION	SEALY MATTRESS COMPANY

By:	By:
Name:	Name:
Title:	Title:

Consented to:

MATTRESS DISCOUNTERS CORPORATION

By:
Name:
Title:

[1]	This will be the date of the closing of the sale of the SCC Holding stock

EXHIBIT B

ASSIGNMENT AND ACCEPTANCE

Reference is made to the Second Amended and Restated Limited Liability Company Agreement of Mattress Discounters Holding L.L.C. (“MDH”), dated as of November 19, 2002 (as further amended, supplemented or otherwise modified from time to time, the “LLC Agreement”). Unless otherwise defined herein, terms defined in the LLC Agreement and used herein shall have the meanings given to them in the LLC Agreement.

Sealy Mattress Company (“Assignor”), and Mattress Holding Corporation (“Assignee”) agree as follows:

1. Assignor hereby irrevocably sells and assigns to Assignee without recourse to Assignor, and Assignee hereby irrevocably purchases and assumes from Assignor without recourse to Assignor, as of the Effective Date (as defined below), the 2,250 Class A Common Units (the “Assigned Units”) of MDH owned by Assignor, and such Assigned Units represents all of such Assignor’s Units.

2. Assignor represents and warrants that (a) it is legally authorized to enter into this Assignment and Acceptance; and (b) it has not created any adverse claim upon the Assigned Units and that the Assigned Units are free and clear of any such adverse claim.

3. The Assignee represents and warrants that it is legally authorized to enter into this Assignment and Acceptance.

4. The effective date of this Assignment and Acceptance shall be the Effective Date of Assignment described in Schedule 1 hereto (the “Effective Date”).

5. From and after the Effective Date, (a) the Assignee shall be a Substituted Member, and (b) the Assignor shall relinquish its rights and be released from its obligations under the LLC Agreement.

6. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the Effective Date by their respective duly authorized officers on Schedule 1 hereto.

B-1

Schedule 1

to Assignment and Acceptance

Names of Assignor: Sealy Mattress Company

Name of Assignee: Mattress Holding Corporation

Effective Date of Assignment:             , 20032

MATTRESS HOLDING CORPORATION

By:
Name:
Title:

SEALY MATTRESS COMPANY

By:
Name:
Title:

ACCEPTED AND AGREED:

MATTRESS DISCOUNTERS HOLDING L.L.C.

By:	Bain Capital Fund VI, L.P.
Its:	Member

By:	Bain Capital Fund VI, L.P.
Its:	General Partner

By:	Bain Capital Investors, Inc.
Its:	General Partner

By:
Name:
Title:

[2]	This will be the date of the closing of the sale of the SCC Holding stock

B-2